EQ ADVISORS TRUSTSM

AXA Global Equity Managed Volatility Portfolio – Class IA and IB Shares

SUPPLEMENT DATED JULY 17, 2018 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2018, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus of the AXA Global Equity Managed Volatility Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2018, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the portfolio managers for the AXA Global Equity Managed Volatility Portfolio (the “Portfolio”):

AXA Global Equity Managed Volatility Portfolio – Class IA and IB Shares

Effective immediately, Munib Madni and Gaite Ali no longer serve as members of the team that are responsible for the securities selection, research and trading for a portion of the Active Allocation Portion of the Portfolio.

References to Munib Madni and Gaite Ali contained in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Morgan Stanley Investment Management, Inc.” are hereby deleted in their entirety.

Effective immediately, the table in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Morgan Stanley Investment Management, Inc. (“MSIM Inc.”)” is amended to include the following information:

Name	Title	Date Began Managing the Portfolio
May Yu	Managing Director of MSIM Inc.	July 2018
Amay Hattangadi	Managing Director of Morgan Stanley Investment Management Company, an affiliate of MSIM Inc.	July 2018